                                    FORM 8-K
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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                 CURRENT REPORT
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                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of Report (date of earliest event Reported) April 18, 1999
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                              COLUMBIA ENERGY GROUP
                              ---------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     1-1098                    13--1594808
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)


                13880 Dulles Corner Lane, Herndon, VA 20171-4600
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                    (Address of principal executive offices)


        Registrant's telephone number, including area code (703) 561-6000
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Item 5.  Other Events
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         Information contained in a News Release dated April 18, 1999 is incorporated herein by reference.

                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Columbia Energy Group
                                            ---------------------
                                                 (Registrant)




                                            By /s/ J. W. GROSSMAN
                                               -------------------------------
                                                   Vice President & Controller

Date: April 19, 1999